NUMBER                                                                    SHARES

                              VDC (Delaware), Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      SERIES A CONVERTIBLE PREFERRED STOCK
                           Par Value $.0001 Per Share

THIS CERTIFIES THAT ___________________________________________________ is the
owner of ________________________________________________shares of the SERIES A
CONVERTIBLE PREFERRED STOCK of VDC (Delaware), Inc., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

      The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________________________________________________________________
day of _________________________________ A.D. 19______.




____________________________________       _____________________________________
                      SECRETARY                                    PRESIDENT

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  --  as tenants in common                             UNIF GIFT MIN ACT -- .........Custodian........under
      TEN ENT  --  as tenants by the entireties                                                   (Cust)           (Minor)
      JT TEN   --  as joint tenants with right of survivorship                               Uniform Gifts to Minors Act........
                   and not as tenants in common                                                                          (State)
                                            Additional abbreviations may also be used though not in the above list.


For Value Received, ____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGEE
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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated __________________ 19____
        In presence of

                          ______________________________________________________
___________________________



                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.